IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL INVESTMENT

STRATEGIES FOR ING WELLS FARGO HEALTH CARE PORTFOLIO

ING INVESTORS TRUST

ING Wells Fargo Health Care Portfolio (“Portfolio”)

Supplement dated February 7, 2011

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus, Institutional Class (“Class I”) Prospectus,

Service Class (“Class S”) Prospectus and Service 2 Class (“Class S2”) Prospectus

(each a “Prospectus” and collectively the “Prospectuses”) each dated April 30, 2010

On January 14, 2011, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Wells Capital Management Inc., to BlackRock Advisors, LLC (“BlackRock Advisors”) and subsequent changes to the Portfolio’s name, principal investment strategies, and sub-advisory fee rate payable by Directed Services LLC, the Portfolio’s investment adviser, effective on or about April 29, 2011. Pursuant to the Portfolio’s “Manager-of-Managers” exemptive relief received from the Securities and Exchange Commission (“SEC”) and approved by the Portfolio’s shareholders, this change to a sub-adviser not affiliated with ING does not require shareholder approval. Therefore, effective on or about April 29, 2011, BlackRock Advisors will begin managing the Portfolio pursuant to a new sub-advisory agreement. An information statement detailing this sub-adviser change is expected to be mailed to shareholders on or about July 14, 2011.

Effective on or about April 29, 2011, the Portfolio’s Prospectuses will be revised as follows:

1.	All references to “ING Wells Fargo Health Care Portfolio” are hereby deleted and replaced with “ING BlackRock Health Sciences Opportunities Portfolio.”

2.	The section entitled “Principal Investment Strategies” found in the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities, primarily common stocks, of companies in health sciences and related industries. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The health sciences sector can include companies in health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals. Health sciences and related industries can include, but are not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

The Portfolio may invest in convertible securities, initial public offerings, and depositary receipts. The Portfolio may invest up to 15% of its net assets in illiquid securities. The Portfolio may use derivatives to seek to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Portfolio may use include indexed and inverse securities, options, futures, swaps, forward foreign exchange transactions and warrants.

The Portfolio may invest in high quality money market securities pending investments. The Portfolio will not be deemed to deviate from its normal strategies if it holds these securities pending investments. The Portfolio may invest uninvested cash balances in affiliated money market funds.

The Portfolio may invest up to 20% of its net assets in other types of securities including stocks of companies not associated with health sciences and stocks of small and mid-cap companies.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

3.

The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectuses is hereby amended to delete the risks entitled “Issuer Non-Diversification” and “Short Sales,” and hereby amended to include the following risks:

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Initial Public Offerings Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. As the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.

Leverage Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk.

Market Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all.

4.	The section entitled “Portfolio Management” found in the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	BlackRock Advisors, LLC
Portfolio Managers
Erin Xie	Thomas Callan
Portfolio Manager (since 04/11)	Portfolio Manager (since 04/11)

5.	The following sub-section is added to the section entitled “Management of the Portfolios” of the Portfolio’s Prospectuses:

ING BlackRock Health Sciences Opportunities Portfolio

BlackRock Advisors, LLC

BlackRock Advisors, LLC (“BlackRock Advisors” or “Sub-Adviser”), a Delaware limited liability company, is a wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates offer a full range of equity, fixed-income, cash management and alternative investment products with strong representation in both retail and institutional channels in U.S. and in non-U.S. markets. The company has over 8,000 employees in 22 countries and a major presence in most key markets including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The principal address of BlackRock is 100 Bellevue Parkway,Wilmington, Delaware 19809. As of September 30, 2010 BlackRock Advisors and its affiliates had over $3.45 trillion in investment company and other portfolio assets under management.

The following individuals are responsible for the day-to-day management of the ING BlackRock Health Sciences Opportunities Portfolio.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors’ Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock Advisors in 2005, Dr. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

Thomas P. Callan, CFA,Managing Director and Senior Portfolio Manager, is the head of BlackRock Advisors’ Global Opportunities Team and is the strategist for all the team’s portfolios. Before becoming part of BlackRock Advisors, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
4/29/11	ING BlackRock Health Sciences Opportunities Portfolio*	BlackRock Advisors, LLC
04/30/10	ING Wells Fargo Health Care Portfolio	Wells Capital Management Inc.**
Since Inception	ING Evergreen Health Sciences Portfolio	Evergreen Investment Management Company, LLC
*	Changes to principal investment strategies and sub-adviser. Performance prior to the effective date is attributable to the previous sub-adviser.
**	Sub-adviser name change only.

6.	The second, third and fourth paragraphs of the section entitled “Management of the Portfolios – Wells Capital Management Inc.,” of the Portfolio’s Prospectuses are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL INVESTMENT

STRATEGIES FOR ING WELLS FARGO HEALTH CARE PORTFOLIO

ING INVESTORS TRUST

ING Wells Fargo Health Care Portfolio (“Portfolio”)

Supplement dated February 7, 2011

to the Portfolio’s Adviser Class (“Class ADV”), Institutional Class (“Class I”), Service Class (“Class S”)

and Service 2 Class (“Class S2”) Statement of Addition Information (“SAI”)

dated April 30, 2010

On January 14, 2011, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Wells Capital Management Inc., to BlackRock Advisors, LLC (“BlackRock Advisors”) and subsequent changes to the Portfolio’s name, principal investment strategies, benchmark, and sub-advisory fee rate payable by Directed Services LLC, the Portfolio’s investment adviser, effective on or about April 29, 2011. Pursuant to the Portfolio’s “Manager-of-Managers” exemptive relief, received from the Securities and Exchange Commission (“SEC”) and approved by the Portfolio’s shareholders, this change to a sub-adviser not affiliated with ING does not require shareholder approval. Therefore, effective on or about April 29, 2011, BlackRock Advisors will begin managing the Portfolio pursuant to a new sub-advisory agreement. An information statement detailing this sub-adviser change is expected to be mailed to shareholders on or about July 14, 2011.

Effective April 29, 2011, the Portfolio’s SAI will be revised as follows:

1.

All references to “ING Wells Fargo Health Care Portfolio” and “Wells Fargo Health Care Portfolio” are hereby deleted and replaced with “ING BlackRock Health Sciences Opportunities Portfolio” and “BlackRock Health Care Sciences Opportunities Portfolio,” respectively.

2.

The section entitled “Fundamental Investment Restrictions – Wells Fargo Health Care Portfolio” beginning on page 63 of the Portfolio’s SAI is hereby amended to delete and replace restriction No. 7 with the following:

7.

purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

3.	The table in the section entitled “Sub-Advisory Fees” beginning on page 130 of the Portfolio’s SAI is amended to delete the information with respect to “Wells Fargo Health Care Portfolio.”

4.	The table in the section entitled “Sub-Advisory Fees” beginning on page 130 of the Portfolio’s SAI is amended to add the following:

Sub-Adviser	Portfolio	Sub-Advisory Fee
BlackRock Advisors, LLC	BlackRock Health Sciences Opportunities(1)	0.500% on first $200 million; 0.425% on next $300 million; 0.400% over $500 million
(1)

Pending approval of the Board of Directors of ING BlackRock Science and Technology Opportunities Portfolio, on or about March 23, 2011, for purposes of calculating fees under the sub-advisory agreement with BlackRock Advisors, LLC, the assets of the Portfolio will be aggregated with the assets of ING BlackRock Science and Technology Opportunities Portfolio, which is not a party to the sub-advisory agreement.

4.

The sub-section entitled “Wells Fargo Health Care Portfolio” of the section entitled “Sub-Advisers—Other Information About Portfolio Managers” beginning on page 198 of the Portfolio’s SAI is hereby deleted and replaced with the following:

BlackRock Health Sciences Opportunities Portfolio

Sub-Adviser

BlackRock Advisors, LLC (“BlackRock Advisors”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2010:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Erin Xie	4	$1,489.6	5	$733.35	2	$104.5
Thomas Callan	12	$9,377.1	11	$2,039.6	11	$1,892.45

Portfolio Manager Compensation Overview

BlackRock Advisors’ financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance and revenue-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock Advisors such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock Advisors may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock Advisors’ formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods. If a Portfolio Manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the Portfolio Managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock Advisors’ Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each Portfolio Manager is compared and the period of time over which performance is evaluated. With respect to the Portfolio Managers, such benchmarks for the ING BlackRock Health Sciences Opportunities Portfolio include a combination of Lipper Global Multi-Cap Core, Global Multi-Cap Growth, Health/Biotechnology, Global Health/Biotechnology, International Multi-Cap Core, International Multi-Cap Growth, Mid-Cap Core and Mid-Cap Growth Funds classifications.

Portfolio Managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital

2

allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock Advisors management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock Advisors employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Callan and Ms. Xie have each participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock Advisors restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock Advisors granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock Advisors. These awards vest over a period of years. Mr. Callan and Ms. Rosenbaum have each been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock Advisors employees are eligible to participate, including a 401(k) plan, the BlackRock Advisors Retirement Savings Plan (“RSP”), and the BlackRock Advisors Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock Advisors contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock Advisors common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Callan and Ms. Xie are each eligible to participate in these plans.

3

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRockAdvisors has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Advisors, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock Advisors, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Portfolio. BlackRock Advisors or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors’ (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each Portfolio Manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Mr. Callan and Ms. Xie currently manage certain accounts that are subject to performance fees. In addition, Mr. Calland and Ms. Xie assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional Portfolio Managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock Advisors owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock Advisors purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Advisors attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock Advisors has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Advisors with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Beneficial Holdings

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Thomas P. Callan	$10,001-$50,000
Erin Xie	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

4